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                                                                  EXHIBIT 10.58
                                                                 EXECUTION COPY

                       AMENDMENT NO. 8 TO CREDIT AGREEMENT

           AMENDMENT dated as of December 29, 2000 (the "AMENDMENT") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 and amended as of May 15, 2000, June 1, 2000, August 31, 2000, October 6, 2000, October 30,
2000 and November 30, 2000 (as so amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "DIP LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                                   WITNESSETH:

           WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as provided for herein to;

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date of effectiveness of this Amendment, refer to the Credit Agreement as amended hereby.

           SECTION 2. MANDATORY PREPAYMENT, COMMITMENT REDUCTION AND TERMINATION; CASH COLLATERAL. Section 2.13(a) of the Credit Agreement is hereby amended by adding, immediately following the phrase "Net Proceeds" the first time it appears therein, the following phrase: "(Net Proceeds as utilized solely in this Section 2.13(a) shall be deemed to exclude the Insurance Payment Amount)"

           SECTION 3. EFFECTIVENESS. This Amendment shall become effective if and only if (a) the Agent shall have received duly executed counterparts hereof signed by each of the Borrower, the Agent, the Guarantor and the Required DIP Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (b) 100% of the Insurance Payment Amount shall have been paid directly to the Agent by the Borrower's insurers and shall have been utilized, in accordance with paragraph 13 of the Final Order, first, to prepay all Loans outstanding under the Credit Agreement and second, to prepay Loans outstanding under the Pre-Petition Credit Agreement.

           SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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           SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.




           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                          LAROCHE INDUSTRIES INC.




                          By:
                             ----------------------------------------
                             Name:
                             Title:




                          LAROCHE FORTIER INC.




                          By:
                             ----------------------------------------
                             Name:
                             Title:




                          THE CHASE MANHATTAN BANK, as Agent and as DIP Lender




                          By:
                             ----------------------------------------
                             Name:
                             Title:


                                       2

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                          HIBERNIA NATIONAL BANK




                          By:
                             ----------------------------------------
                             Name:
                             Title:




                          WACHOVIA BANK, N.A.




                          By:
                             ----------------------------------------
                             Name:
                             Title:




                          THE BANK OF NOVA SCOTIA




                          By:
                             ----------------------------------------
                             Name:
                             Title:




                          PERRY CAPITAL LLC


                          By:
                             ----------------------------------------
                             Name:
                             Title:


                                       3

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                          AMSOUTH BANK


                          By:
                             ----------------------------------------
                             Name:
                             Title:




                          BHF (USA) CAPITAL CORPORATION


                          By:
                             ----------------------------------------
                             Name:
                             Title:


                          By:
                             ----------------------------------------
                             Name:
                             Title:


                          COMERICA BANK




                          By:
                             ----------------------------------------
                             Name:
                             Title:




                          NATIONAL BANK OF CANADA


                          By:
                             ----------------------------------------
                             Name:
                             Title:


                                       4

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                          BNP PARIBAS


                          By:
                             ----------------------------------------
                             Name:
                             Title:





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